Fourth Amendment to the Credit Agreement                            EXHIBIT 10.1

                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------


           THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "AGREEMENT") is made and entered into as of the 31st day of March, 2003, by and among FLEET CAPITAL CORPORATION ("LENDER"), a Rhode Island corporation, with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, and UNITED INDUSTRIAL CORPORATION ("UIC"), a Delaware corporation, and the following Subsidiaries of
UIC: AAI CORPORATION ("AAI"), a Maryland corporation, DETROIT STOKER COMPANY ("DETROIT"), a Michigan corporation, AAI ENGINEERING SUPPORT INC. ("ESI"), a Maryland corporation, AAI/ACL TECHNOLOGIES, INC. ("ACL"), a Maryland corporation, and MIDWEST METALLURGICAL LABORATORY, INC. ("MIDWEST"), a Michigan corporation (each of UIC and its above referenced Subsidiaries are referred to herein individually, as a "BORROWER" and collectively, as the "BORROWERS"). Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Loan Agreement (as defined below).

           WHEREAS, the Borrowers and the Lender are parties to the Loan and Security Agreement, dated as of June 28, 2001, as amended by that certain Waiver, Amendment and Consent Agreement, dated as of March 6, 2002, that certain Second Amendment and Consent Agreement, dated as of June 28, 2002 and that certain Third Amendment and Waiver Agreement, dated as of March 21, 2003 (as amended, the "LOAN AGREEMENT"), pursuant to which Loan Agreement the Lender has agreed to make extensions of credit available to the Borrowers in an aggregate principal amount of up to $32,000,000;

           WHEREAS, Detroit wishes to sell all of the capital stock of its wholly-owned Subsidiary, Midwest (the "CAPITAL STOCK"), to Industrial Finishing Service, Inc. ("INDUSTRIAL"), an Indiana corporation (the "MIDWEST SALE"), for a purchase price of $400,000 (the "PURCHASE PRICE");

           WHEREAS, Detroit and the other Borrowers have requested that the Lender, among other things, (i) consent to the Midwest Sale, (ii) release Midwest from all of its obligations under the Loan Documents and the Notes,
(iii) release its security interest in the Capital Stock and assets of Midwest, and (iv) amend certain other terms and conditions of the Loan Documents and the Notes, all on the terms and conditions set forth herein; and

           WHEREAS, the Lender is willing to (i) consent to the Midwest Sale,
(ii) release Midwest from all of its obligations under the Loan Documents and the Notes, (iii) release its security interest in the Capital Stock and assets of Midwest, and (iv) amend certain other terms and conditions of the Loan Documents and the Notes on the terms and conditions set forth herein.

           NOW THEREFORE, in consideration of the premises, and in reliance thereon, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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Section 1.         AMENDMENTS TO LOAN DOCUMENTS AND THE NOTES.
                   -------------------------------------------

           Subject to the satisfaction in full of the conditions set forth in
Section 3 below, the Loan Documents and the Notes are hereby amended in the following respects (the "AMENDMENTS"):

               (i) Amendment to Preamble. The Preamble to the Loan Agreement is hereby amended in its entirety to read as follows:

               "THIS LOAN AND SECURITY AGREEMENT is made this 28th day of June, 2001, by and among FLEET CAPITAL CORPORATION ("FCC" or "LENDER"), a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 and UNITED INDUSTRIAL CORPORATION ("UIC"), a Delaware corporation, and the following of its subsidiaries: AAI CORPORATION ("AAI"), a Maryland corporation, DETROIT STOKER COMPANY ("DETROIT"), a Michigan corporation, AAI ENGINEERING SUPPORT INC. ("ESI"), a Maryland corporation and AAI/ACL TECHNOLOGIES, INC. ("ACL"), a Maryland corporation (each of UIC and its above-referenced subsidiaries are referred to herein, individually as a "BORROWER" and collectively, as the "BORROWERS"), each with a principal place of business at the location specified in Exhibit 7.1.1 hereto. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions, attached hereto and forming part hereof. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied."

               (ii) References to Borrowers. The parties hereto agree that all existing references in the Loan Documents and the Notes to "Borrowers" shall be hereinafter collectively deemed to refer to UIC, AAI, Detroit, ESI, and ACL, and all references to "Borrowers" in the Loan Documents and the Notes shall be read consistent with this Section 2(ii).

               (iii) Amendment to Section 8.2.9. Section 8.2.9 (Disposition of Assets) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

               "8.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business, (ii) a transfer of Property to any Borrower by a Subsidiary of such Borrower, (iii) dispositions expressly authorized by this Agreement, including pursuant to Section 6.4.2 and 8.2.1, or (iv) the sale by Detroit of all of its capital stock of Midwest to Industrial Finishing Service, Inc., on or before April 30, 2003 (which sale shall be permitted notwithstanding Sections 8.2.1, 8.2.2 or 8.2.13, or any other provision of the Loan Documents)."

Section 2.                 COVENANTS OF THE BORROWERS.
                           ---------------------------

           Without any prejudice or impairment whatsoever to the Lender's rights and remedies contained in the Loan Documents and the Notes and the covenants contained therein, each of the Borrowers jointly and severally covenant and agree with the Lender as follows:



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          (i) The Purchase Price shall be paid to Detroit as follows:

               (a) Detroit shall receive $51,760 in cash of the Purchase Price from Industrial at the closing of the Midwest Sale;

               (b) an additional $48,240 of the Purchase Price shall be paid by Industrial to Detroit within sixty (60) days of the closing of the Midwest Sale;

               (c) an additional $50,000 shall be paid by Industrial to Detroit in five (5) consecutive monthly payments of $10,000 each, commencing seven (7) months after the closing of the Midwest Sale, each such payment to include accrued interest thereon to the date of payment; and

               (d) at the closing of the Midwest Sale, Detroit shall receive a secured promissory note for the remaining balance of $250,000, with a term of one year from the date of the closing of the Midwest Sale, plus accrued interest thereon (such promissory note, the "MIDWEST NOTE").

               (ii)Upon the request of the Lender at any time, each Borrower will, at such Borrower's expense, promptly execute and deliver a pledge agreement in form and substance satisfactory to the Lender and promptly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request in order to pledge the Midwest Note to the Lender and to collaterally assign all security for the Midwest Note to the Lender.

          Each of the Borrowers expressly acknowledges and agrees that any failure by any Borrower to comply with the terms and condition of this
          Section 2 or any other provisions contained in this Agreement shall constitute an Event of Default under the Loan Agreement.

Section 3.          CONDITIONS TO EFFECTIVENESS OF AMENDMENTS.
                   ------------------------------------------

           This Agreement and the Amendments shall become effective on the date on which the following conditions shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "AMENDMENT EFFECTIVE DATE"):


(i)the Lender shall have received a copy of this Agreement, duly executed by each Borrower and the Lender (whether the same or different counterparts);

(ii)Detroit shall have received $51,760 in cash as part of the Purchase Price for the Midwest Sale, and the Lender shall have received satisfactory evidence thereof;

(iii)Industrial shall have issued to Detroit, and Detroit shall have received, the Midwest Note, and such note shall be in form and substance satisfactory to the Lender;

(iv)the terms and conditions of the stock purchase agreement and all other agreements and documents entered into or delivered in connection with the Midwest Sale (such documentation collectively, the "MIDWEST SALE DOCUMENTS") shall be in form and substance reasonably satisfactory to the Lender, and shall provide that, among other things, the aggregate liability for the Borrowers for any indemnification and other claims that may arise from the Midwest Sale shall not at any time exceed $200,000 in the aggregate;



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(v)as of the date hereof, no Default, Event of Default or Government Contract
Default exists or would result from the Midwest Sale under the Loan Documents or the Notes;

(vi)the Lender shall have received true, correct and complete copies of the Midwest Sale Documents. The consummation of the Midwest Sale shall be deemed to be a representation and warranty by the Borrowers that all conditions thereto have been satisfied or waived and that same is permitted in accordance with the terms of this Agreement;

(vii)the representations and warranties contained in Section 7 of the Loan Agreement shall be true and correct in all material respects at and as of the date hereof, provided that all references therein to the Loan Agreement shall refer to the Loan Agreement as amended hereby;

(viii)all requisite corporate action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection therewith shall have been duly and effectively taken;

(ix)the Borrowers shall have paid all fees and expenses incurred by the Lender on connection with this Agreement or the other Loan Documents on or prior to the date hereof;

(x)the Lender shall have received such other information, approvals, opinions, documents or instruments as it may reasonably request; and

(xi)all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Lender and the Lender shall have received all information and such counterpart originals or certified or other copies of such documents as it may request.

Section 4.                           RELEASES.
                                    ---------

               (i) Release of Liens. Subject to the satisfaction of the conditions set forth herein, the Lender hereby releases its Lien and security interest in the assets and Capital Stock of Midwest, and agrees to deliver to the Borrowers, at the sole cost and expense of the Borrowers, the stock certificate for Midwest that is in the possession of the Lender, and other documents or instruments that the Borrowers may reasonably request to evidence the foregoing and the other provisions of this Section 4.

               (ii) Release of Midwest. Subject to the satisfaction of the conditions set forth herein, the Lender hereby releases Midwest from its obligations under the Loan Documents and the Notes.



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Section 5.                       MISCELLANEOUS.
                                 --------------

(i)Effect on the Loan Agreement and the Other Loan Documents. Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan Documents and the Notes shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Documents and the Notes, as amended hereby, shall continue in full force and effect, and that this Agreement and the Loan Agreement be read and construed as one instrument, and all references in the Loan Documents to the Loan Agreement shall hereafter refer to the Loan Agreement, as amended by this Agreement.

(ii)Ratification, Etc. All of the Borrowers' joint and several obligations and liabilities to the Bank as evidenced by or otherwise arising under the Loan Agreement, the Notes and the other Loan Documents, except as otherwise expressly modified in this Agreement upon the terms set forth herein, are, by each Borrower's execution of this Agreement, ratified and confirmed in all respects. This Agreement and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Agreement. In addition, by each Borrower's execution of this Agreement, each Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding with respect to such obligations and liabilities.

(iii)Applicable Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH LAWS RELATING TO CONFLICTS OF LAWS.

(iv)Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

(v)Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]



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           IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above written.


                                     FLEET CAPITAL CORPORATION



                                     By:     /s/ Linda Smyth
                                            ------------------------------------
                                             Name: Linda Smyth
                                             Title:  Vice President


                                     UNITED INDUSTRIAL CORPORATION



                                     By:     /s/ James H. Perry
                                            ------------------------------------
                                            Name: James Perry
                                            Title:  Vice President


                                     AAI CORPORATION



                                     By:     /s/ James H. Perry
                                            ------------------------------------
                                            Name: James Perry
                                            Title:  Vice President


                                     DETROIT STOKER COMPANY



                                     By:     /s/ James H. Perry
                                            ------------------------------------
                                            Name: James Perry
                                            Title:  Vice President


                                      AAI ENGINEERING SUPPORT INC.



                                      By:     /s/ James H. Perry
                                             -----------------------------------
                                             Name: James Perry
                                             Title:  Vice President


                                      AAI/ACL TECHNOLOGIES, INC.



                                      By:     /s/ James H. Perry
                                             -----------------------------------
                                             Name: James Perry
                                             Title:  Vice President


                                      MIDWEST METALLURGICAL LABORATORY, INC.



                                      By:     /s/ James H. Perry
                                             -----------------------------------
                                             Name: James Perry
                                             Title:  Vice President


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